SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2004

Penwest Pharmaceuticals Co.
(Exact name of registrant as specified in charter)

Washington	000-23467	91-1513032
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

39 Old Ridgebury Road, Suite 11
Danbury, Connecticut	06810-5120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 736-9378

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Exhibit Index
Ex-99.1 Press Release dated March 31, 2004

Item 5. Other Events and Required FD Disclosure

     Penwest Pharmaceuticals Co. issued a press release on March 31, 2004 announcing the outcome of Endo Pharmaceuticals Holdings Inc.’s recent meeting with the FDA regarding the New Drug Application for oxymorphone ER filed by Endo. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release dated March 31, 2004.

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 31, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2004	PENWEST PHARMACEUTICALS CO.

	By:	/s/ Jennifer L. Good Jennifer L. Good Senior Vice President, Finance and Chief Financial Officer